Loans and Allowance for Credit Losses (Components of Investment in Direct Financing Leases) (Detail) - JPY (¥) ¥ in Millions	Mar. 31, 2019	Mar. 31, 2018
Financing leases, net investment in direct financing leases:
Minimum lease payments receivable	¥ 1,922,339	¥ 1,862,664
Estimated residual values of leased property	27,468	31,650
Less-unearned income	(299,283)	(279,081)
Net investment in direct financing leases	¥ 1,650,524	¥ 1,615,233